UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 6, 2005
Cardinal Health, Inc.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-11373 (Commission File Number)	31-0958666 (IRS Employer Identification Number)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)
(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
     Cardinal Health, Inc. (“the Company”) is filing this Current Report on Form 8-K to update previously filed financial statements as of June 30, 2005 and 2004 and for each of the three fiscal years in the period ending June 30, 2005. These updated financial statements reflect the reclassification of the sterile pharmaceutical manufacturing business in Humacao, Puerto Rico (“Humacao”) as discontinued operations and reflect the modifications in the way in which corporate costs are allocated to the reportable segments. These reclassifications had no effect on the Company’s reported net earnings or net earnings per Common Share.
     As previously announced, during the fourth quarter of fiscal 2005, the Company decided to close its Humacao operations as part of its global restructuring program and committed to sell the assets and transfer certain production to other existing facilities, thereby meeting the held for sale criteria set forth in Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets.” During the three months ended September 30, 2005, the Company subsequently decided not to transfer production from its Humacao operations to other Company-owned facilities, thereby meeting the criteria for classification of discontinued operations in accordance with SFAS No. 144, and Emerging Issues Task Force (“EITF”) Issue No. 03-13, “Applying the Conditions in Paragraph 42 of FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, in Determining Whether to Report Discontinued Operations.” As a result of this decision, the Company presented in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the “September 30, 2005 Form 10-Q”), the assets and liabilities of Humacao as “Assets held for sale from discontinued operations” and “Liabilities from discontinued operations,” respectively, and presented Humacao’s results of operations for the three months ended September 30, 2005 as a “Loss from discontinued operations.” All corresponding prior year periods presented in the September 30, 2005 Form 10-Q were adjusted to reflect the discontinued operations. This reclassification had no effect on the Company’s reported net earnings or net earnings per Common Share.
     In addition, during the three months ended September 30, 2005, the Company modified the way in which corporate costs are allocated to the reportable segments to better align corporate spending with the segments that receive the related benefits. The Company also presented this change in the September 30, 2005 Form 10-Q and the prior period results were adjusted to reflect this change. This reclassification had no effect on the Company’s reported net earnings or net earnings per Common Share.
     Items 6, 7 and 8 of Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005 (the “2005 Form 10-K”), updated for the reclassifications discussed above, are being filed as Exhibit 99.1 to this report. Other than the changes reflected in these items, this report does not modify or update the disclosures in the 2005 Form 10-K.
Item 9.01: Financial Statements and Exhibits

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Items 6, 7 and 8 of Part II of the 2005 Form 10-K

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 6, 2005	/s/ Jeffrey W. Henderson
Jeffrey W. Henderson
Executive Vice President and Chief Financial Officer

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